# ALLIANCE ENTERTAINMENT

# INVESTOR PRESENTATION

## For the Quarter Ended September 30, 2025

**WE BUILD YOUR COLLECTION**

Nasdaq: AENT

**PRESENTED NOVEMBER 12, 2025**

# LEGAL DISCLAIMER

This presentation (together with oral statements made in connection herewith, this "Presentation") is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, Alliance Entertainment Holding Corporation ("Alliance") has not independently verified the information obtained from these sources and cannot assure you of the information's accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of Alliance, which are derived from their respective views of internal sources as well as the independent sources described above.

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to February any transaction or take any course of action.

**Forward Looking Statements**

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether identified in this Presentation, and on the current expectations of Alliance's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the rollout of Alliance's business and the timing of expected business milestones; the effects of competition on Alliance's future business; risks and failure by Alliance to meet the covenant requirements of its revolving credit facility, our ability to issue equity or equity-linked securities or obtain debt financing in the future, and the potential negative effect on the price and liquidity of Alliance's securities and those factors discussed in Alliance's Annual Report on Form 10-K for the fiscal year ended June 30, 2025 under the heading "Risk Factors".

Additional risks related to Alliance's business in particular include, but are not limited to competition, the ability of Alliance to grow and manage growth profitably, the ability of Alliance to maintain relationships with customers and suppliers and retain key employees; changes in the applicable laws or regulations; the possibility that Alliance may be adversely affected by other economic, business in Alliance's internal control over financial reporting, and/or competitive factors. There may be additional risks and uncertainties that Alliance does not presently know or currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Such risk factors also include, among others, future growth expectations and acquisitions; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisitions and integration related issues; modifications or adjustments to Alliance's financial statements as a result of applicable securities laws; and general economic conditions. Most of these factors are outside Alliance's control and are difficult to predict.

**Non-GAAP Financial Measures**

In addition to financial measures prepared in accordance with United States generally accepted accounting principles ("GAAP"). some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, EBITDA-CapEx and EV/EBITDA, has not been prepared in accordance with GAAP. Alliance believes these non-GAAP measures of financial results provide useful informant to management and investors regarding certain financial and business trends relating to Alliance's financial condition and results of operations. Alliance's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes.

Alliance believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends in and in comparing Alliance's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Alliance's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Accordingly, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. In evaluating Adjusted EBITDA and EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments we have reported. Our presentation of Adjusted EBITDA and EBITDA does not imply that our future results will be unaffected by these adjustments or any unusual or non-recurring items. You should review Alliance's audited financial statements, which have been included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and unaudited financial statements which have been included in the Quarterly Report on Form 10-Q for the three months ended September 30, 2025.

**Trademarks**

This Presentation contains trademarks, service marks, trade names, and copyrights of Alliance, and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Alliance, or an endorsement of sponsorship by or of Alliance. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Alliance will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

The information contained herein is as of September 30, 2025, and does not reflect any subsequent events.

# FY26 Q1 Highlights: Building Momentum for a Strong Year




259%

**Record-Breaking Start to FY26:** EBITDA soared from $3.4M to $12.2M in Q1, marking a 259% year-over-year increase.


HubSpot

**AI-Powered Sales Transformation:** HubSpot implementation streamlines workflows and unlocks personalized revenue growth.

**Exclusive Partnership:** AHE has signed an exclusive multi-year Home Video and Digital Rights License Agreement with The Horror Section Inc



**Handmade by Robots Accelerates Growth:** New collectible launches continue to drive momentum and expand fan engagement.


AMAZING GRACES

**Exclusive Content Portfolio Expands:** AMPED signs Virgin Music Group, adding premium catalog depth.

# Suppliers

Alliance Entertainment distributes and markets products worldwide for the industry's premier content providers and manufacturers

# Major Customers

Alliance Entertainment provides unparalleled distribution services to our B2B customers, including major chains and independent retailers

Walmart
BARNES & NOBLE
BEST BUY
COSTCO WHOLESALE
ALLIANCE ENTERTAINMENT RETAIL GROUP
RAC Rent-A-Center
BJ's Wholesale Club
TARGET
Vintage Stock
meijer
FredMeyer
BAKER & TAYLOR
QVC
BrandsMart USA
EXCHANGE
Aaron's
amazon
NFM
DELL
ebay
sam's club
wayfair
fingerhut
shopify
curacao
PURCHASING POWER
P.C. RICHARD & SON
THE HOME DEPOT
MIDWEST TAPE
verizon

# Alliance Entertainment, We Build Your Collection!

**Alliance Entertainment is the leading distributor of collectible entertainment products, driving over $1 billion in annual revenue across diverse categories—including Vinyl Records, Gaming, DVDs/Blu-rays, CDs, Collectibles, Electronics, and Handmade by Robots character collectibles.**

Alliance connects collectors and physical media fans to the music, movies, games, and memorabilia they love—serving 175 online retailers and over 35,000 retail locations through our trusted omni-channel network known for quality, reliability, and standout service.

| $ Millions | 12 Months Ended September 30, 2025 | | | 12 Months Ended September 30, 2024 | | |
|---|---|---|---|---|---|---|
| Vinyl | $ | 341 | 31% | $ | 332 | 30% |
| DVD/Blu-ray/UltraHD | | 306 | 28% | | 211 | 19% |
| Gaming | | 240 | 22% | | 343 | 31% |
| CD | | 123 | 11% | | 131 | 12% |
| Collectibles | | 23 | 2% | | 24 | 2% |
| Electronics | | 14 | 1% | | 16 | 1% |
| Ancillary Revenue | | 41 | 4% | | 46 | 4% |
| ***Total*** | ***$*** | ***1,088*** | ***100%*** | ***$*** | ***1,103*** | ***100%*** |



$400
$350
$300
$250
$200
$150
$100
$50
$-
12 months Ended June 30, 2025
12 months Ended June 30, 2024
Vinyl
DVD/Blu-Ray/UltraHD
Gaming
CD
Collectibles
Electronics
Ancillary Revenue

## Revenue

$ in millions
Fiscal Year Ended 6/30 and TTM 9/30


$1,100
$1,063
$1,088
FY 24
FY 25
TTM

**EARNINGS PER SHARE**

| FY 24 | FY 25 | TTM |
|---|---|---|
| $.09 | $0.30 | $0.38 |

## Adjusted EBITDA

$ in millions
Fiscal Year Ended 6/30 and 9/30


$24.3
$36.5
$45.3
FY 24
FY 25
TTM

**ADJUSTED EBITDA MARGIN**

| FY 24 | FY 25 | TTM |
|---|---|---|
| 2.2% | 3.4% | 4.2% |

## Balance Sheet

$ in millions
Fiscal Year Ended 6/30 and 9/30

| | FY 24 | FY 25 | Q1 FY 26 |
|---|---|---|---|
| Debt | $79.6 | $65.3 | $66.0 |
| Inventory | $97.4 | $102.9 | $121.7 |

Nasdaq: AENT
IPO: 2023 | Founded: 1990
Market Cap $307M
52-week Range $2.21-11.57

Avg Volume (90-day) 61K
Shares Outstanding 50.96M
Float 3.1M
Employee Owners 724

**Closing Price**

**$6.75[1]**

1) November 10, 2025

# Financial Highlights

## FY26 Q1

**Revenue** in millions


$229
$254
Q1 FY 2025
Q1 FY 2026

**Earnings Per Share**


$0.01
$0.10
Q1 FY 2025
Q1 FY 2026

**Cost of Revenue** in millions


$203
$217
Q1 FY 2025
Q1 FY 2026

**Net Income** in millions


$0.4
$4.9
Q1 FY 2025
Q1 FY 2026

**Gross Margin** percent


11.2%
14.6%
Q1 FY 2025
Q1 FY 2026

**Adjusted EBITDA** in millions


$3.4
$12.2
Q1 FY 2025
Q1 FY 2026

# The Engine of the Collectibles Value Chain

Alliance Entertainment is the engine that powers the collectibles ecosystem—curating, connecting, and delivering joy to collectors at every stage

**Brand & Product Sourcing**
Alliance partners with leading brands, studios, labels and manufacturers to source the most sought-after collectibles across music, movies, games, and figures.

**Exclusive Product Development**
Leveraging Handmade by Robots, Alliance Authentic, and strategic partnerships in the music and movie categories, Alliance creates and licenses exclusive products specifically for collectors.

**Centralized Distribution & Logistics**
Advanced warehousing, automation, and fulfillment ensure efficient delivery.

Omni-Channel Delivery
Alliance powers sales through physical stores, online retailers, and owned retail direct-to-consumer platforms.

**Collector Experience**
Products reach fans, fueling identity, nostalgia, and connection.

**Alliance Entertainment Core**

## Alliance's Strategic Role

**Curator & Connector:**
Alliance selects, develops, and distributes the best collectible products, acting as the central hub between brands and collectors.

**Business Units:**
AMPED Entertainment(music), Alliance Home Entertainment (film/TV), Handmade by Robots, Exclusive Products.

**Strategic Partnerships:**
Licensing partnerships and Category Advisor to a major retailer.


CLICK HERE FOR WAREHOUSE VIDEO
CLICK HERE FOR AUTOSTORE VIDEO
CLICK HERE FOR OPEX SURE SORT X VIDEO

# Scalable Operations: Powering Growth & Efficiency

**50M+**
**UNITS ANNUALLY**

State-of-the-art automation (e.g., AutoStore, Sure Sort X) increases efficiency, accuracy, and scalability in an 873,642 sq. ft facility located in Louisville, Kentucky

**261K**
**PEAK SCALABILITY**

Capacity to scale to 261,000 daily units during peak demand

**76**
**COUNTRIES**

76 countries shipped to in fiscal year 2025

**340K+**
**UNIQUE SKUS**

Deep Inventory: 340,000+ SKUs at your fingertips

**Cost Efficiency:**
Significant operational cost savings and flexible labor model.

**Product Integrity:**
Optimized storage and reduced manual touches preserve product condition.

**Sustainability:**
Energy-efficient systems and reduced waste.

# Empowering Independent Retailers


The Secret of Us
Charli
xcx
GUESS
feat.
Billie
eilish
FORTNIGHT

**Alliance Entertainment proudly supports 3,500 Independent Retailers with a strong portfolio of products catered to enthusiasts across a variety of product categories**

Our diverse selection—including vinyl records, CDs, movies, video games, and collectibles—helps independent retailers attract loyal customers and enrich their local communities.
We are committed to helping these stores thrive by providing access to high-quality, in-demand entertainment products across every category.

- **Vinyl Records**
- **Movie & Film (Including DVD, Blu-ray, 4K and Special Edition SteelBook®)**
- **Collectibles**

**PROUD SUPPORTER OF RECORD STORE DAY**
Alliance Entertainment is the preferred supplier to over 1,500 participating Record Store Day locations providing exclusive content to our valued customers

# Omni-Channel Distribution: Powering DTC & B2B Growth

Alliance Entertainment delivers a seamless omni-channel experience, serving approximately 175 online retailers and more than 35,000 physical stores.
Our extensive inventory selection allows DTC customers to access a wide range of entertainment products and collectibles through our drop shipping service—eliminating the need for them to invest in inventory.

On the B2B side, we empower retailers with high-quality, in-demand products, robust fulfillment, and flexible integration options.

**DTC is a major growth driver, contributing 37% of our net revenue.**
As a trusted brand, Alliance is known for quality, reliability, and exceptional customer service—connecting fans and retailers with the entertainment they love.

Walmart

TARGET

amazon

ALLIANCE ENTERTAINMENT RETAIL GROUP



# Alliance Entertainment Retail Group (AERG)

- Alliance Entertainment Retail Group is the direct retail arm of AENT, selling via wholly-owned websites and catalogs, as well as dozens of third-party marketplaces around the world.
- AERG's retail reach ensures that AENT's extensive product selection is available to customers wherever they shop.
- The Retail Group also handles direct-to-consumer sales, marketing and social media management for Alliance's proprietary brands, HandmadeByRobots and Alliance Authentic.
- AERG often acts as the first mover into new marketplaces and with new product lines, giving AENT to ability to monetize new opportunities quickly and efficiently.

amazon marketplace

ccmusic.com | importcds.com | moviesunlimited.com | deepdiscount.com | popmarket.com | ccvideo.com | wowhd.co.uk

# Category Advisor for Walmart Video

Alliance Entertainment has been appointed as the Category Advisor for Walmart's video category, a strategic role that positions us as a trusted insights partner in the evolving physical media space at retail. In this role, we deliver data-driven analyses, consumer insights, and operational support that Walmart incorporates into its category planning and execution. Our focus is on enabling Walmart to make informed decisions that optimize shelf space, align with shopper demand, and support an enhanced customer experience

**Why This Is Valuable**

- **Strategic Insights:** We provide Walmart with category-level analysis to inform decisions around assortment, facings, and promotional planning.
- **Data-Driven Support:** Our forecasting and analytics highlight consumer trends and demand signals to help Walmart align inventory with shopper expectations.
- **Retail Execution:** We contribute to planogram design inputs and operational insights that support Walmart's in-store and online execution.
- **Industry Acknowledgment:** This designation reflects Alliance Entertainment's expertise in physical media and reinforces our position as a leading distribution partner to retailers and studios alike.


pretty in pink
RICHARD GERE
PRIMAL FEAR
THE HAUNTING
35TH ANNIVERSARY
Major League
ELVIS BLUE HAWAII

**Note:** The Category Advisor team is strictly firewalled from Alliance Entertainment's commercial operations. No data, strategy, or insight is shared between the two groups—this separation is deliberate, enforced, and non-negotiable.

# Exclusive Distribution & Licensing

Our expanding portfolio of exclusive distribution and licensing agreements drives annual sales exceeding $365 million

**ALLIANCE HOME ENTERTAINMENT**


ULTRAMAN

Leading distributor of physical and digital entertainment, representing 48 labels across film and television

**AMPED**


SUFJAN STEVENS

With over 110 labels, AMPED delivers CD's and vinyl with cutting-edge distribution services

**HANDMADE BY ROBOTS**



Features a wide range of limited-edition licensed figures from film, TV, and holiday-related themes

**weta WORKSHOP**



Weta Workshop designs and produces collectible items, including prop replicas, apparel, and jewelry.

**MASTER REPLICAS**



Collectibles, figures and prop replicas from huge licensed brands like Star Trek, Marvel, Dr. Who and so many more.

ALLIANCE™
HOME ENTERTAINMENT

# Trusted by Studios, Loved by Collectors

**Alliance Home Entertainment** is North America's premier distributor of film and TV content, trusted by 48 leading studios. We offer full-service solutions across theatrical, physical, digital, and broadcast platforms including release strategy, creative, marketing, and metadata management. With exclusive Amazon Vendor Services (AVS) access and top-tier retail placement, we drive strong sell-through. Our collector focused e-commerce platforms deliver exclusive editions, while our major licensing partnerships bring iconic and cult titles to market with precision. Alliance is the trusted source for content distribution and fan-focused licensing.

alliancehomeentertainment.com


4K ULTRA HD + BLU-RAY + DIGITAL CODE
CHANNING TATUM
KIRSTEN DUNST
ROOFMAN
"AN ABSOLUTE MUST-SEE"
BLU-RAY + DIGITAL CODE
REGRETTING YOU
"IT'S THE BIGGEST AND WILDEST MISSION YET."
TOM CRUISE
MISSION: IMPOSSIBLE
THE FINAL RECKONING
SMURFS
RIHANNA IS SMURFETTE

Paramount
A SKYDANCE CORPORATION

**EXCLUSIVE LICENSED DISTRIBUTOR**
Alliance Home Entertainment exclusively started handling Paramount Pictures' Blu-ray, 4K, and DVD content for creation, manufacturing, marketing, and sales to retailers like Walmart and Amazon



Clipse



C418 – Minecraft: Volume Alpha


WHERE I'VE BEEN
ISN'T WHERE I'M GOING

Shaboozey

Zach Top

ampeddistribution.com

AMPED

# Exclusive Music Distribution

- Exclusive distribution for 110 label partners such as Better Noise, Empire, Epitaph, Firebird, FUGA, Hopeless, Integral/PIAS, Mexican Summer, Naxos, Secretly Distribution, Sub Pop, Vydia/Gamma sells to more brick and click retailers than any other music distributor:
    - Non-traditional retailers such as Cracker Barrel, Hot Topic, Meijer, Tractor Supply, Urban Outfitters, Vans, gift shops, public libraries
    - Mass Merchants and Chains: Barnes & Noble, Best Buy, Target, and Wal-Mart
    - We sell on all marketplaces across the globe via Alliance Entertainment Retail Group: TikTok, Discogs, eBay, Temu, Shein, and many more
- Detailed and customizable B2B detailing sales and inventory management in real time with a huge variety of class of trade and genre reporting options

**Billboard – Luminate Chart Activity** (week of October 20, 2025)

- 4 Albums in Billboard Top 200
- 17 of the Top 30 Alternative New Artist Albums
- 7 of the Top 30 Americana/Folk Albums
- 3 of the Top 10 / 5 of the Top 20 / 14 of the Top 40 Current Alternative Albums
- 3 of the Top 15 Current Classical Albums
- #1 Album, 4 of the Top 10 Current Contemporary Jazz Albums
- 4 of the Top 25 Country Albums
- 20 of the Top 100 Hard Music Albums
- 3 of the Top 10 Current R&B Albums
- 22 of the Top 100 Current Rap Hip Hop/R&B Albums
- 4 of the Top 10 Current Reggae Albums



HANDMADE BY ROBOTS™

# Preposterously Adorable Vinyl Figures

Handmade by Robots creates collectible vinyl figures that mimic the look of knit plush collectibles. Inspired by popular movies, TV shows, and holidays, each figure features sculpted “knit-like” details and unique touches like glow-in-the-dark elements. Licensed from fan-favorite franchises such as DC Comics, Marvel, Sanrio and Sega, these durable designs appeal to collectors and casual fans alike.

## COMING SOON!

HELLO KITTY by Sanrio

SIL-34822

PEANUTS

SpongeBob SQUAREPANTS

STAR WARS

handmadebyrobots.com

WETA WORKSHOP

# By Fans, for Fans

From Middle-earth to the 41st Millennium, our team of passionate artists brings beloved fictional worlds to life through handcrafted collectibles. Inspired by the stories we love; we create figures that celebrate the worlds fans hold dear.

Whether it's statues, miniatures, or prop replicas, every collectible reflects Wētā Workshop's signature craftsmanship. Prototyped in-house and produced with trusted partners, our figures are made by fans, for fans—available worldwide.

wetanz.com



MASTER REPLICAS

# Celebrating the Worlds Fans Love

A premier collectibles company specializing in high-quality, officially licensed replicas from some of the most iconic film and television franchises. Known for its screen-accurate recreations, the brand has built a strong reputation through its detailed prop weapons, helmets, and scaled models from universes like ***Star Trek***, ***Marvel***, ***Lord of the Rings***, and more. Each piece is crafted with precision and authenticity, often released as limited editions with certificates of authenticity—making them highly sought-after by collectors and fans.

masterreplicas.com

**15**
Successful Acquisitions

Expanding Our Collectibles & Media Portfolio



HANDMADE BY ROBOTS™

Strengthening Our Pop Culture Collectibles Offering



# Strategic M&A

Strengthening Our Leadership in Collectibles & Entertainment.

**Opportunities:**

- Other Large Movie Studios in discussions to sell/license and outsource their Home Entertainment Divisions of physical media rights
- Licensing and manufacturers of entertainment products
- Acquisition opportunities of family-owned competitors exiting the business
- Strategic entertainment distributors and wholesalers
- ECommerce retailers of entertainment products
- Acquisitions of specialty fan communities and services

**Future Targets**
Collectibles Brands

Exclusive Licensing, & Enhanced E-Commerce Fulfillment





**Ongoing Focus**

Expanding Licensing Agreements & Proprietary Collectible Products



# Leadership

## Senior Management

77.6%

Insider Ownership



### Jeff Walker
**CEO, Director**

Jeff's entrepreneurial spirit and financial acumen drives innovation, growth, and execution by focusing on transformative strategies and future opportunities.

Jeff Walker co-founded the CD Listening Bar in 1990, which evolved into Super D, a leading music wholesaler. Partnering with Bruce Ogilvie in 2001, they expanded Super D's footprint, leading to the acquisition of Alliance Entertainment 2013.



### Bruce Ogilvie
**Executive Chairman**

As Chairman, Bruce uses his strategic vision and technical expertise to drive innovation and accelerate efficiency and growth.

Bruce Ogilvie founded Abbey Road Distributors, growing it to over $94 million in sales. He led a major retail chain through a turnaround, resulting in its acquisition by a private equity firm. Partnering with Jeff Walker, the duo grew Super D leading to the acquisition of Alliance Entertainment.



### Warwick Goldby
**Chief Operating Officer**

Warwick Goldby joined Alliance in 2016 as a Project Manager with over 20 years of experience in operations, inventory management, analytic problem solving and performance analysis. His critical role in the Company's recent automation initiatives, including AutoStore storage and retrieval technology and Sure Sort® X, a cost-saving sortation technology system have positioned him to lead the Company's overall operations and continue to steer innovation.



### Amanda Gnecco, CPA
**Chief Financial Officer**

Joining Alliance Entertainment in 2018, Amanda Gnecco brings over 15 years of finance and accounting experience in both private and public sectors. Her expertise includes navigating complex financials and driving major initiatives like acquisitions and the recent de-SPAC. In her new role, she will lead the Accounting and Finance team, overseeing SEC reporting, regulatory compliance, corporate governance, risk management, cost management, and ESG reporting.



### Robert Black
**Chief Compliance Officer**

Robert Black joined Alliance Entertainment in 2019, bringing over 25 years of experience in financial planning, profitability improvement, and operational leadership. As Chief Compliance Officer and Corporate Secretary, he develops enterprise policies, oversees financial controls, and drives AI adoption and innovation to drive revenue, enhance efficiency, and transparency across the organization.

# Sales Leadership



**Ken Glaser**
**Senior Vice President of Sales**

Champions innovation and operational excellence, spearheading strategic partnerships with deep expertise in the entertainment retail landscape.



**Robert Oram**
**Executive Vice President of Alliance Home Entertainment**

Directs sales, licensing, brand marketing, retail operations, and strategic partnerships for the company's filmed entertainment division, delivering growth across multiple platforms.



**Mike Schimmel**
**Senior Vice President of Sales**

Oversees sales operations for Graphic Novels, Games, and Collectibles driving category growth through targeted channel strategies and strategic partner collaboration.



**Tim Hinsley**
**Senior Vice President of Retail Sales**

Oversees all Alliance owned retail sites and catalogs as well as all third-party marketplaces, social selling and niche marketplaces.



**Julianne Gorman**
**Senior Vice President of Marketing, Alliance Home Entertainment**

Leads brand marketing, creative strategy, and product development for a diverse portfolio of film and television releases, ensuring cohesive brand storytelling and market impact.

# Sales Leadership



**Dean Tabaac**
**Senior Vice President of Sales of AMPED**
At the helm of AMPED, Dean has amassed extensive executive level music industry experience in management, sales, marketing and distribution operations.



**Kevin Quigley**
**Senior Vice President of Sales, Alliance Home Entertainment**
Leads strategic initiatives and oversees both physical and digital sales, while expanding relationships with label and studio partners to enhance business performance.



**Marc Bartlett**
**Senior Vice President of Walmart Music**
Drives the execution and performance of physical music sales within Vendor Managed Inventory (VMI) programs, ensuring optimal stock levels and sales alignment.



**Meagan Roberts**
**Senior Vice President of Sales Alliance Home Entertainment**
Oversees national sales strategy and execution across key retail accounts with a deep expertise in retail growth, category management, and P&L ownership.



**Gustavo Bello**
**Senior Vice President, International Sales**
Gustavo brings 40 years of leadership at Alliance, driving its expansion into 70+ international markets. His expertise in global distribution and market strategy has built lasting industry partnerships and remains central to Alliance's worldwide success.



**Alex Jimenez**
**Senior Vice President, Import Services**
Alex has spent his career in the music industry, driving Alliance's international growth and founding its imports division with partnerships in 28 countries. His expertise in global distribution and catalog management continues to support AMPED Distribution's worldwide success.

# Operations Leadership



**Tony Moyers**
**Senior Vice President of Collectibles**

Drives the development and strategic direction for the Collectibles and Electronics category, leveraging market insights to maximize growth and consumer engagement.



**Laura Provenzano**
**Senior Vice President of Purchasing & Marketing**

Manages relationships with music distribution and studio partners, advocating for retail needs and ensuring timely, secure, and efficient delivery of physical media products.



**Alia Hussain Baksh**
**Senior Vice President of Finance/Controller**

With a deep expertise in financial operations, she has been instrumental in driving financial discipline, supporting growth initiatives, and mentoring future finance leaders.



**Jeff Hayne**
**Senior Vice President of Licensing and Productions Alliance Home Entertainment**

Heads content acquisitions and original productions while cultivating strategic industry partnerships to expand the company's portfolio and market share.



**Tony Timpano**
**General Counsel, Vice President of Business & Legal Affairs**

As General Counsel, Timpano's focus is providing strategic legal advice in support of Alliance's business initiatives to drive responsible innovation, protect its assets, and to foster a culture of compliance.

# Operations Leadership



**Ian Ching**
**Senior Vice President, Information Technology**
Ian began his career with a pioneering e-commerce startup before joining Super D in 2006 and Alliance in 2013. He now leads transformative IT initiatives that scale infrastructure and capabilities, recognized for his innovative and collaborative leadership.



**Sandy Marsans**
**Senior Vice President, Information Technology**
With 30+ years of IT experience, Sandy has strengthened Alliance's technology operations as VP of IT. She has led cybersecurity initiatives, ensured compliance with public standards, and driven system modernization to improve efficiency and support the company's growth.



**Terri Borders**
**Senior Vice President of Human Resources**
Serves as the head of Human Resources and oversees all aspects of human capital management, including talent acquisition, leadership development, employee engagement and organizational effectiveness.

# Board Leadership

## Independent Members



### Tom Donaldson

**Director, Chair of Compensation Committee**

Tom Donaldson is the Founder and Managing Partner of Charlotte-based investment firm Blystone & Donaldson, focused on middle-market companies. He served as a director of Adara Acquisition Corp. from its 2020 inception through its 2023 combination. Previously, Donaldson was an executive at Investors Management Corporation (IMC), focusing on investments, risk management, and company relationships. Before IMC, he was a Partner at Morehead Capital Management (merged into IMC in 2016) and practiced law at McGuireWoods LLP, representing private funds and companies. He holds an MBA and JD from Villanova University and a Political Science degree from North Carolina State University.



### Chris Nagelson

**Director, Chair of Nominating and Corporate Governance Committee**

During his time as Vice President, DMM for Walmart, Inc. in Bentonville, AR, Chris provided strategic direction that drove market share growth and supported the company's overall strategy. He established key performance indicators to enhance team efficiency and sales strategies, while leading cross-functional teams in strategic executive-level planning. Prior to Walmart, Chris served as Divisional Merchandise Manager for American Eagle Outfitters, Inc. in Pittsburgh, PA, from June 1997 to February 2005.



### Teri Wielenga

**Director, Chair of Audit Committee**

Teri is a senior global finance executive, board director, and advisor with over 30 years of experience at Fortune 500 companies and a Big Four firm. She led global tax policy and strategy for Gilead Sciences and currently serves as a board director, secretary, and treasurer for The Gilead Foundation, as well as audit committee chair for the Arc Research Institute. Teri previously managed rapid global growth as Senior Vice President of Tax for Allergan, where she also served as CFO of the Allergan Foundation and as a board director for multiple international subsidiaries.



### Sheila Bangalore

**Director**

Sheila Bangalore is a seasoned board director and strategic advisor with 20+ years in legal, financial, and governance roles. Sheila advises high-growth companies on M&A, fundraising, compliance, and governance. Bangalore is a Venture Partner at SpringTide Ventures and serves as an independent director for StoneAge Holdings. Her prior roles include Chief Strategy Officer and General Counsel at MP Materials Corp. (NYSE: MP), and senior positions at Aristocrat Technologies, Zappos, and Bally Technologies. She holds a BA from Tufts, JD from Washington University, and MBA from Wharton.



### Dmitry Kozko

**Director**

Dmitry Kozko brings over 20 years of executive and entrepreneurial leadership in technology, media, and consumer sectors. He is currently CEO of MyEV LLC, an AI-driven electric vehicle marketplace. Previously, he served as interim CEO of duPont REGISTRY Publishing and as founder/CEO of Motorsport Games Inc. (Nasdaq: MSGM). Kozko's board experience spans public and private companies, including Motorsport Games, duPont REGISTRY, and IC Realtime. His expertise includes capital markets, public company leadership, and governance.

# Income Statement – FY26 Q1

| ($ in thousands) | Three Months Ended 9/30/2024 | | Three Months Ended 9/30/2025 | |
|---|---|---|---|---|
| **Net Revenues** | $ 228,990 | | $ 253,974 | |
| Cost of Revenues (excluding depreciation and amortization) | 203,455 | | 216,793 | |
| **Gross Margin** | **25,535** | 11.2% | **37,181** | 14.6% |
| **Operating Expenses** | | | | |
| Distribution and Fulfillment Expense | 9,018 | 3.9% | 9,920 | 3.9% |
| Selling, General and Administrative Expense | 13,104 | 5.7% | 15,078 | 5.9% |
| Depreciation and Amortization | 1,258 | | 1,286 | |
| Transaction Costs | - | | 370 | |
| Restructuring Cost | 50 | | - | |
| Gain on Disposal of Fixed Assets | (15) | | (20) | |
| **Total Operating Expenses** | **23,415** | | **26,634** | |
| **Operating Income** | **2,120** | | **10,547** | |
| **Other Expenses** | | | | |
| Interest Expense | 2,839 | 1.2% | 2,347 | 0.9% |
| Change in Fair Value of Warrants | 41 | | 1,462 | |
| **Total Other Expenses** | **2,880** | | **3,809** | |
| (Loss) Income Before Income Tax (Benefit) Expense | (760) | | 6,738 | |
| Income Tax (Benefit) Expense | (1,157) | | 1,858 | |
| **Net Income** | **$ 397** | | **$ 4,880** | |
| Net Income per Share | $ 0.01 | | $ 0.10 | |

- Operating Income up 5x from $2.1 million to $10.5 million ($8.4 million, 400%)
- Gross Margin increased 340 bps to 14.6%
- Net income rose from $0.4 million to $4.9 million

- Adjusted EBITDA from $3.4 million to $12.2 million ($8.9 or 258%) year over year
- Adjusted EBITDA margin, as a percent of net sales, from 1.5% to 4.8% year over year
- Non-Cash EPS impact of Warrant Valuation is $0.03

| ($ in thousands) | Three Months Ended 9/30/2024 | Three Months Ended 9/30/2025 |
|---|---|---|
| **Net Income** | **$ 397** | **$ 4,880** |
| *Add back:* | | |
| Interest Expense | 2,839 | 2,347 |
| Income Tax (Benefit) Expense | (1,157) | 1,858 |
| Depreciation and Amortization | 1,258 | 1,286 |
| **EBITDA** | **$ 3,337** | **$ 10,371** |
| *Adjustments* | | |
| Stock-based Compensation Expense | - | 25 |
| Transaction Costs | - | 370 |
| Change In Fair Value of Warrants | 41 | 1,462 |
| Restructuring Cost | 50 | - |
| Gain on Disposal of PPE | (15) | (20) |
| **Adjusted EBITDA** | **$ 3,413** | **$ 12,208** |
| Adjusted EBITDA Margin % | 1.5% | 4.8% |

# Balance Sheet & Cashflow Statement

## September 30, 2025

| ($ in thousands) | June 30, 2025 Audited | | September 30, 2025 Unaudited | |
|---|---|---|---|---|
| **Assets** | | | | |
| Cash | $ | 1,236 | $ | 3,223 |
| Accounts Receivable | | 95,027 | | 94,190 |
| Inventory | | 102,848 | | 121,728 |
| Other Current Assets | | 19,021 | | 23,091 |
| Net PP&E & Operating Lease Right-of-Use Assets | | 30,505 | | 29,623 |
| Net Intangible Assets | | 18,475 | | 17,631 |
| Net Goodwill | | 89,116 | | 89,116 |
| Total Other Assets | | 5,000 | | 4,389 |
| **Total Assets** | **$** | **361,228** | **$** | **382,991** |
| **Liabilities** | | | | |
| Accounts Payable & Accrued Expenses | | 164,848 | | 181,048 |
| Revolving Credit Facility, Net | | 55,268 | | 55,951 |
| Shareholder Loan | | 10,000 | | 10,000 |
| Other Current Liabilities | | 7,881 | | 7,978 |
| Non-Current Liabilities | | 20,009 | | 19,887 |
| **Total Liabilities** | $ | 258,006 | $ | 274,864 |
| **Equity** | | | | |
| **Total Equity** | $ | 103,222 | $ | 108,127 |
| **Total Liabilities and Equity** | **$** | **361,228** | **$** | **382,991** |

- Inventory rose from $102.8 to $121.7 reflecting holiday build
- The Revolver, Net balance remained flat since June 30, 2025, however improved from $88 million to $56 million year over year

- Net Income increased from $0.4 million to $4.8 million or $4.4 million
- Operating activities generated $2.7 million in cash, reflecting positive earnings growth and improved working capital
- Net cash used in investing activities of $0.3 million primarily for facility improvements
- Net cash used in financing activities of $0.4 million due to repayments on credit facility

| ($ in thousands) | Three Months Ended Septemer 30, 2024 | | Three Months Ended Septemer 30, 2025 | |
|---|---|---|---|---|
| **Net Income** | $ | 397 | $ | 4,880 |
| **Net Cash (Used In) Provided By:** | | | | |
| Operating Activities | | (11,637) | | 2,720 |
| Investing Activities | | 5 | | (319) |
| Financing Activities | | 14,793 | | (363) |

# Contact Information

## Company

Alliance Entertainment
Holding Corporation
8201 Peters Road, Suite 1000
Plantation, FL 33324
United States
T: 954-255-4000

## Investor Relations

RedChip Companies, Inc.
Dave Gentry
T: 407-644-4256
aent@redchip.com

## Transfer Agent

Continental Stock Transfer & Trust
T: 800-509-5586
cstmail@continentalstock.com

www.aent.com

www.alliancehomeentertainment.com

www.ampeddistribution.com

www.handmadebyrobots.com